Supplement Dated March 31, 2003
To The Prospectus Dated October 7, 2002

NUVEEN INVESTMENT TRUST II
Nuveen Innovation Fund


On March 31, 2003, the Board of
Trustees of the Nuveen Innovation Fund
(the Fund) approved the merger of the Fund
(the Reorganization) into the Nuveen
Rittenhouse Growth Fund (the
Rittenhouse Growth Fund), subject to
approval by shareholders of the Fund.
Despite competitive returns relative to
its peer group, current market conditions have hampered the Funds ability to reach a self-sustaining level of assets. The
Board of Trustees has determined that
the proposed Reorganization is in the
best interests of Fund shareholders.

The Fund is similar to the Rittenhouse
Growth Fund in its objective of long-term capital growth through investment in growth-oriented equity securities.
The primary differences between the
funds are the way in which growth-oriented equity securities are selected and the characteristics of securities selected.
The Fund invests primarily in stocks of
companies in or related to the technology sector that the manager believes are exhibiting positive momentum and positive earnings surprise. The
Rittenhouse Growth Fund focuses on
large-cap, blue-chip companies with a
history of consistent earnings and dividend growth.

The Board concluded that the proposed
Reorganization could be expected to (i)
lower management fees and net operating
expenses; (ii) result in a more diversified investment approach; (iii) increase efficiency and flexibility in portfolio management;
(iv) reduce portfolio trading costs; and
(v) broaden distribution.

The Board has called a special meeting of Fund shareholders for July 16, 2003 at which shareholders will vote on the Reorganization.
Further information regarding the proposed
Reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed to shareholders in mid May.


PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE